                                                                    EXHIBIT 99.2
                        CERTIFICATION OF PERIODIC REPORT



         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, the undersigned officer of Renaissance Learning, Inc. (the "Company"), hereby certifies that:

         (1) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 13, 2002


                                  /s/ Steven A. Schmidt
                                  --------------------------------------------
                                  Name: Steven A. Schmidt
                                  Title: Chief Financial Officer, Secretary and Vice President